                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-60549, 33-68646, 33-68648, 33-86616,
33-93006, 33-96950, 33-40973 and 33-40981.





                                                 ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
April 29, 1998